EXHIBIT 99.1

Transocean Ltd. Announces Private Exchange and Purchase of Certain Existing Securities and Issuance of New Exchangeable Bonds and Warrants

STEINHAUSEN, Switzerland—September 13, 2022—Transocean Ltd. (NYSE: RIG) (“Transocean”) announced today that it has executed privately negotiated exchange and purchase agreements relating to certain of the 0.50% Exchangeable Senior Bonds due 2023 (the “Existing Exchangeable Bonds”) and certain of the 7.25% Senior Notes due 2025 (the “2025 Priority Guaranteed Notes”) issued by Transocean Inc., Transocean’s wholly-owned subsidiary. In aggregate, these transactions provide Transocean with an incremental $175 million in liquidity, further improving the flexibility of the company’s balance sheet.

Pursuant to the exchange and purchase agreements, Transocean Inc. agreed to exchange (a) approximately $73.0 million aggregate principal amount of its Existing Exchangeable Bonds for (i) approximately $73.0 million aggregate principal amount of new 4.625% Senior Guaranteed Exchangeable Bonds due 2029 (the “New Exchangeable Bonds”) to be issued by Transocean Inc. and (ii) warrants (the “Warrants,” and together with the New Exchangeable Bonds, the “Exchange Securities”) to subscribe for Transocean shares, CHF 0.10 per share (the “Warrant Shares”), equal to 31.5% of the aggregate number of Transocean shares underlying such New Exchangeable Bonds, and (b) approximately $43.3 million aggregate principal amount of its 2025 Priority Guaranteed Notes for approximately $38.9 million aggregate principal amount of New Exchangeable Bonds. In addition, pursuant to the exchange and purchase agreements, Transocean Inc. agreed to sell approximately $188.1 million aggregate principal amount of new and additional New Exchangeable Bonds (the “Additional New Bonds”) and issue new and additional Warrants (the “Additional New Warrants,” together with the Additional New Bonds, the “Additional New Securities”) to subscribe for Warrant Shares equal to 28.3% of the aggregate number of Transocean shares underlying such New Exchangeable Bonds.

The New Exchangeable Bonds will be guaranteed by Transocean and certain indirect holding company subsidiaries of Transocean Inc.: Transocean Holdings 1 Limited (“Holdings 1”), Transocean Holdings 2 Limited (“Holdings 2”) and Transocean Holdings 3 Limited (“Holdings 3” and, together with Holdings 1 and Holdings 2, the “Subsidiary Guarantors”).

The New Exchangeable Bonds will have an initial exchange rate that implies an exchange price that is a 22.5% premium to the volume weighted average price of Transocean shares over the 10 trading day period following this announcement (the “VWAP Price”). On or after March 30, 2026, Transocean Inc. may redeem the New Exchangeable Bonds if the closing price of Transocean’s shares has exceeded 115% of the exchange price for at least 20 trading days in a consecutive 30-day trading period, subject to a make-whole payment through March 30, 2028 for any exchanges effectuated following such redemption. Each Warrant will be exercisable for one Warrant Share at the election of the holder, either in full or in part, at any time after the date of issuance until 5:00 p.m., New York City time, on March 13, 2026 (the “Expiration Time”), at an exercise price equal to a 32.25% premium to the VWAP Price, subject to customary anti-dilution adjustments. Transocean Inc., in its sole discretion, may elect to require the Warrants to be exercised on a cash or cashless basis. If at any time prior to the Expiration Time the closing sale price of Transocean shares on the NYSE equals or exceeds $10.00 per share, subject to adjustment in accordance with the warrant agreement governing the Warrants, for a period of five consecutive trading days, Transocean Inc. will have the right to effect an exercise of all (and only all) of the Warrants upon notice to the holders of the Warrants.

The transactions are expected to close on September 30, 2022, subject to customary closing conditions.

Transocean intends to use the proceeds from the sale of the Additional New Securities to repurchase approximately $13.8 million in outstanding principal of the 2025 Priority Guaranteed Notes for approximately $11.7 million plus accrued and unpaid interest, and for general corporate purposes, which may include the repurchase of additional debt securities of Transocean Inc., capital expenditures and working capital.

As a result of the transactions contemplated by the exchange and purchase agreements and after giving effect to the expected use of proceeds described above, Transocean will have outstanding $300.0 million aggregate principal amount of New Exchangeable Bonds and Warrants to purchase an aggregate number of Transocean shares equal to approximately 25.4% of the aggregate number of shares underlying the New Exchangeable Bonds. In addition, Transocean will have retired approximately $73.0 million in outstanding principal of Existing Exchangeable Bonds and approximately $57.1 million in outstanding principal of 2025 Priority Guaranteed Notes.

The Exchange Securities, Additional New Securities and Transocean shares issuable upon exchange or exercise of the Exchange Securities and Additional New Securities, as applicable, have not been registered under the Securities Act of 1933, as amended, or under any state securities laws and may not be offered or sold without registration under, or an applicable exemption from, the registration requirements. This press release does not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Transocean

Transocean is a leading international provider of offshore contract drilling services for oil and gas wells. The company specializes in technically demanding sectors of the global offshore drilling business with a particular focus on deepwater and harsh environment drilling services, and believes that it operates the highest specification floating offshore drilling fleet in the world.

Transocean owns or has partial ownership interests in, and operates a fleet of 37 mobile offshore drilling units, consisting of 27 ultra-deepwater floaters and 10 harsh environment floaters. In addition, Transocean is constructing two ultra-deepwater drillships.

For more information about Transocean, please visit: www.deepwater.com.

Forward-Looking Statements

The statements described herein that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements could contain words such as "possible," "intend," "will," "if," "expect," or other similar expressions. Forward-looking statements are based on management’s current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, estimated duration of customer contracts, contract dayrate amounts, future contract commencement dates and locations, planned shipyard projects and other out-of-service time, sales of drilling units, timing of the company’s newbuild deliveries, operating hazards and delays, risks associated with international operations, actions by customers and other third parties, the fluctuation of current and future prices of oil and gas, the global and regional supply and demand for oil and gas, the intention to scrap certain drilling rigs, the success of our business following prior acquisitions, the effects of the spread of and mitigation efforts by governments, businesses and individuals related to contagious illnesses, such as COVID-19, and other factors, including those and other risks discussed in the company's most recent Annual Report on Form 10-K for the year ended December 31, 2021, and in the company's other filings with the SEC, which are available free of charge on the SEC's website at: www.sec.gov. Should one or more of these risks or uncertainties materialize (or the other consequences of such a development worsen), or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or expressed or implied by such forward-looking statements. All subsequent written and oral forward-looking statements attributable to the company or to persons acting on our behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that occur, or which we become aware of, after the date hereof, except as otherwise may be required by law. All non-GAAP financial measure reconciliations to the most comparative GAAP measure are displayed in quantitative schedules on the company’s website at: www.deepwater.com.

This press release, or referenced documents, do not constitute an offer to sell, or a solicitation of an offer to buy, any securities, and do not constitute an offering prospectus within the meaning of the Swiss Financial Services Act (“FinSA”) or advertising within the meaning of the FinSA. Investors must rely on their own evaluation of Transocean and its securities, including the merits and risks involved. Nothing contained herein is, or shall be relied on as, a promise or representation as to the future performance of Transocean.

Analyst Contact:

Alison Johnson

+1 713-232-7214

Media Contact:

Pam Easton

+1 713-232-7647